Exhibit 21

Subsidiaries

American Eagle Outfitters, Inc., a Delaware Corporation, has the following wholly owned subsidiaries:

AE Admin Services Co LLC, a Ohio Limited Liability Company

AE Corporate Services Co., a Delaware Corporation

AE Direct Co. LLC, a Delaware Limited Liability Company

AE Distribution Co., a Delaware Corporation

AE Holdings Co., a Delaware Corporation

AE North Holdings Co, a Canadian (Nova Scotia) Unlimited Liability Company

AE Outfitters Retail Co., a Delaware Corporation

AE Retail West LLC, a Delaware Limited Liability Company

AEH Holding Company, a Delaware Corporation

AEO International Corp., a Delaware Corporation

AEO Israeli Services Co, a Delaware Corporation

AEO Management Co., a Delaware Corporation

AEO Realty Co LLC, a Delaware Limited Liability Company

American Eagle Outfitters Cdn Hold Co., a Delaware Corporation

American Eagle Outfitters International Hold Co B.V., a Netherlands Limited Liability Company

American Eagle Outfitters Mexico, S. de R.L. de C.V., a Mexican Limited Liability Company

American Eagle Outfitters Mexico Imports, S. de R.L. de C.V., a Mexican Limited Liability Company

American Eagle Outfitters Mexico Retail, S. de R.L. de C.V., a Mexican Limited Liability Company

American Eagle Outfitters Mexico Services, S. de R.L. de C.V., a Mexican Limited Liability Company

American Eagle Outfitters NL Hold Co B.V., a Netherlands Limited Liability Company

American Eagle Outfitters Asia Limited, a Hong Kong Limited Liability Company

American Eagle Outfitters Canada Corporation, a Canadian (Nova Scotia) Unlimited Liability Company

American Eagle Outfitters Hong Kong Limited, a Hong Kong Limited Liability Company

Blue Heart Enterprises LLC, a Delaware Limited Liability Company

Blue Star Imports Ltd., a Delaware Corporation

Blue Star Imports, L.P., a Pennsylvania Limited Partnership

BSI Imports Company, LLC, a Delaware Limited Liability Company

Linmar Realty Company II LLC, a Delaware Limited Liability Company

Retail Distribution West LLC, a Delaware Limited Liability Company

Retail Licensing Company, a Nevada Corporation

Retail Royalty Company, a Nevada Corporation

South Side Realty Co, a Delaware Corporation